Exhibit 32.1

PRESTIGE CAPITAL CORPORATION

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

The undersigned executive officer of Prestige Capital Corporation certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

•	the annual report on Form 10-K of the Company for the year ended December 31, 2012, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

PRESTIGE CAPITAL CORPORATION

Date: March 19, 2013	/s/ Joseph C. Cannella
By: Joseph C. Cannela
Principal Executive Officer
Principal Financial Officer